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                            OPTIONHOLDER PROXY FORM
    FOR FORDING INC. SPECIAL MEETING SCHEDULED TO BE HELD ON JANUARY 3, 2003

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THIS PROXY IS NOT SOLICITED BY OR ON BEHALF OF MANAGEMENT OF FORDING INC.
("Fording"). This form of proxy is solicited by or on behalf of Sherritt Coal Partnership II, 1546261 Ontario Limited, 1448972 Ontario Limited, Sherritt International Corporation, Ontario Teachers' Pension Plan Board and Sherritt Coal Acquisition Inc. (the "Sherritt Coal Group").
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The undersigned optionholder(s) of Fording hereby appoints Geoffrey D.
Creighton, or failing him, James C. Tory, or failing him, Donald R. Leitch, or instead of any of the foregoing,
.................................................., as proxyholder, with full power of substitution, to attend, act and vote for and on behalf of the undersigned in respect of all matters that may come before the special meeting of Fording securityholders scheduled to be held on January 3, 2003 and all adjournments or further postponements thereof (the "Special Meeting"), to the same extent and with the same power as if the undersigned were present at the Special Meeting. Without limiting the generality of the power hereby conferred, the nominees named above shall vote the options to acquire common shares of Fording represented by this proxy on any ballot that may be called for at the Special Meeting as indicated in the boxes below.

                       THE SHERRITT COAL GROUP RECOMMENDS
                   YOU VOTE AGAINST THE FOLLOWING RESOLUTION:

                                       1.  AMENDED ARRANGEMENT RESOLUTION. The
                                         special resolution, the text of which
                                         is attached to the Supplement to the
                                         Management Information Circular of
                                         Fording dated December 8, 2002
                                         (together with the Original Management
                                         Information Circular dated
                                         November 20, 2002, collectively the
                                         "Management Circular") proposing an
                                         arrangement pursuant to section 192 of
                                         the CANADA BUSINESS CORPORATIONS ACT
                                         involving, among other things, the
                                         conversion of Fording into an income
                                         trust to be known as Fording Income
                                         Trust (the "Fund") (the "Amended
                                         Arrangement Resolution").

                                            VOTE AGAINST / / OR VOTE FOR / /

                                       If there are amendments to matters
                                       identified in the Notice of Special
                                       Meeting or the Supplement or variations
                                       to any of the resolutions to be
                                       considered at the Special Meeting, or
                                       other matters that may properly come
                                       before the Special Meeting, the
                                       undersigned hereby confers discretionary authority on the person appointed as proxyholder to vote on those amendments or variations or such other matters in accordance with the proxyholder's judgment. IF NO VOTING PREFERENCE IS SPECIFIED ABOVE, THE OPTIONS TO ACQUIRE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "AGAINST" THE AMENDED ARRANGEMENT RESOLUTION.

                                       If this proxy is not dated in the space
                                       provided, it is deemed to bear the date
                                       on which it was mailed by the Sherritt
                                       Coal Group. BY SUBMITTING THIS PROXY, THE
                                       UNDERSIGNED HEREBY REVOKES ANY PROXY
                                       PREVIOUSLY GIVEN.

                                       DATE: ___________________________________

                                       _________________________________________

                                       Signature of Optionholder

                                       _________________________________________

                                       Name of Optionholder (please print)

                                       _________________________________________

                                       Name of Soliciting Dealer, if any
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                             YOUR VOTE IS IMPORTANT
                  YOU MUST ACT QUICKLY FOR YOUR VOTE TO COUNT

                             NOTES TO FORM OF PROXY

1. To be valid, this proxy must be dated and signed by you, as the holder of options to acquire common shares of Fording, or by your attorney. Please sign the proxy in the exact manner as the name appears on the reverse side of this page.

2. If the optionholder is a corporation, this proxy must be executed by a duly authorized officer or attorney of the optionholder and, if the corporation has a corporate seal, its corporate seal should be affixed. If options are in the name of an executor, administrator or trustee, please sign exactly as the options are recorded in Fording's records. If the options are in the name of a deceased optionholder, the optionholder's name must be printed in the space provided, the proxy must be signed by the legal representative with his or her name printed below his or her signature and evidence of authority to sign on behalf of the optionholder must be attached to this proxy.

3. All optionholders should refer to the accompanying Sherritt Coal Proxy Circular dated December 12, 2002 for further information regarding completion and use of this proxy and other information pertaining to the Special Meeting. As of the date of the Sherritt Coal Proxy Circular, the Sherritt Coal Group is not aware of any amendments to any matters identified in the Notice of Special Meeting or variations to any of the resolutions to be considered at the Special Meeting or any other matters to be presented for action at the Special Meeting beyond those specified in the Notice of Special Meeting and in the Supplement to the Management Information Circular dated December 8, 2002. All capitalized terms used herein and not otherwise defined herein have the meaning ascribed to them in the Sherritt Coal Proxy Circular.

4. AN OPTIONHOLDER HAS THE RIGHT TO APPOINT A PROXYHOLDER, OTHER THAN A PERSON DESIGNATED IN THIS FORM OF PROXY, TO ATTEND AND ACT ON BEHALF OF THE OPTIONHOLDER AT THE SPECIAL MEETING BY INSERTING THE NAME OF SUCH OTHER PERSON DESIGNATED BY THE OPTIONHOLDER IN THE BLANK SPACE PROVIDED. THE PERSON SO DESIGNATED NEED NOT BE A SHAREHOLDER OR OPTIONHOLDER OF FORDING, BUT MUST ATTEND THE SPECIAL MEETING TO VOTE ON YOUR BEHALF.

5. To allow sufficient time for your proxy to be delivered for use at the Special Meeting, we urge you to sign, date and return your proxy so that it is received by 5:00 P.M. (MOUNTAIN STANDARD TIME) ON DECEMBER 30, 2002, or if the Special Meeting is postponed or adjourned, 55 hours (excluding Saturdays, Sundays and holidays) before the time appointed for any adjourned or postponed meeting. The Sherritt Coal Group will also make every effort to deliver proxies received after that time for use at the Special Meeting.

6. Please sign, date and return your proxy today by fax, and then in the enclosed postage-paid envelope, to CIBC Mellon Trust Company:

                          ATTENTION: PROXY DEPARTMENT

                  Telephone: 1-800-387-0825 or (416) 643-5500
                              FAX: (416) 368-2502

If you have any questions or require assistance in voting your Fording options, please call Innisfree M&A Incorporated. Optionholders call toll free:
     1-877-750-5837 (English speakers) or 1-877-750-9499 (French speakers).

                                                               Printed in Canada